Venture Global Announces Closing of $1.75 Billion Senior Secured Credit Facility

Arlington, Va. – Today, Venture Global, Inc. (NYSE: VG) announced that its subsidiary Calcasieu Pass Funding, LLC (the “Company”), which indirectly controls the Calcasieu Pass project, entered into a $1,750,000,000 senior secured, term loan B credit facility (the “Facility”). Venture Global used a portion of the proceeds from the Facility to redeem, in full, the preferred equity interests of the Company that were previously issued to Stonepeak Bayou Holdings II LP.
“We’re very pleased to successfully close this $1.75 billion secured credit facility, which represents a significant milestone for our company,” said Venture Global CEO Mike Sabel. “This transaction meaningfully reduces our overall cost of capital while further strengthening our balance sheet and liquidity position. Just as importantly, it demonstrates our continued ability to efficiently access the capital markets, even in a dynamic environment. We believe this enhanced financial flexibility positions us well to execute on our strategic priorities and drive long-term value for our stakeholders.”
Goldman Sachs served as Lead Left Arranger and Bookrunner while Barclays, Natixis and Wells Fargo each served as Lead Right Arrangers and Joint Bookrunners for the Facility. Latham & Watkins LLP served as counsel to Venture Global and Skadden, Arps, Slate, Meagher & Flom LLP served as counsel to the arrangers.
About Venture Global
Venture Global is an American producer and exporter of low-cost U.S. liquefied natural gas (LNG) with over 100 MTPA of capacity in production, construction, or development. Venture Global began producing LNG from its first facility in 2022 and is now one of the largest LNG exporters in the United States. The company’s vertically integrated business includes assets across the LNG supply chain including LNG production, natural gas transport, shipping and regasification. The company’s first three projects, Calcasieu Pass, Plaquemines LNG, and CP2 LNG, are located in Louisiana along the U.S. Gulf Coast. Venture Global is developing Carbon Capture and Sequestration projects at each of its LNG facilities.
Forward-looking Statements
This press release contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical facts, included herein are “forward-looking statements.” In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology.
These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include statements about our future performance, our contracts, our anticipated growth strategies and anticipated trends impacting our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Those factors include our need for significant additional capital to construct and complete future projects and related assets, and our potential inability to secure such financing on acceptable terms, or at all; our potential inability to accurately estimate costs for our projects, and the risk that the construction and operations of natural gas pipelines and pipeline connections for our projects suffer cost overruns and delays related to obtaining regulatory approvals, development risks, labor costs, unavailability of skilled workers, operational hazards and other risks; the uncertainty regarding the future of global trade dynamics, international trade agreements and the United States’ position on international trade, including the effects of tariffs; our dependence on our EPC and other contractors for the successful completion of our projects, including the potential inability of our contractors to perform their obligations under their contracts; various economic and political factors, including opposition by environmental or other public interest groups, or the lack of local government and community support required for our projects, which could negatively affect the permitting status, timing or overall development, construction and operation of our projects; and risks related to other factors discussed under “Item 1A.—Risk Factors” of our annual report on Form 10-K for the year ended December 31, 2025 as filed with the Securities and Exchange Commission (“SEC”) and any subsequent reports filed with the SEC.
Any forward-looking statements contained herein speak only as of the date of this press release and are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update these statements to reflect subsequent events or circumstances, except as may be required by law.
Investor contact:
Ben Nolan
IR@ventureglobalLNG.com
Media contact:
Shaylyn Hynes
press@ventureglobalLNG.com